                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                                 Settlement Date        2/28/2001
                                                                                                 Determination Date     3/12/2001
                                                                                                 Distribution Date      3/15/2001



I.      All Payments on the Contracts                                                                              8,404,025.77
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                          175,778.99
III.    Repurchased Contracts                                                                                              0.00
IV.     Investment Earnings on Collection Account                                                                          0.00
V.      Servicer Monthly Advances                                                                                    271,623.23
VI.     Distribution from the Reserve Account                                                                              0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                           81,640.90
VIII.   Transfers to the Pay-Ahead Account                                                                          (108,770.90)

IX.     Less:  Investment Earnings distributions                                                                           0.00
          (a)  To Sellers with respect to the Collection Account                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                      $8,824,297.99
                                                                                                                  =============




DISTRIBUTION AMOUNTS                                                       Cost per $1000
--------------------------------------------                               --------------
1.   (a)  Class A-1 Note Interest Distribution                                                           0.00
     (b)  Class A-1 Note Principal Distribution                                                          0.00
           Aggregate Class A-1 Note Distribution                              0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                           0.00
     (b)  Class A-2 Note Principal Distribution                                                          0.00
           Aggregate Class A-2 Note Distribution                              0.00000000                                      0.00

3.   (a)  Class A-3 Note Interest Distribution                                                           0.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
           Aggregate Class A-3 Note Distribution                              0.00000000                                      0.00

4.   (a)  Class A-4 Note Interest Distribution                                                           0.00
     (b)  Class A-4 Note Principal Distribution                                                          0.00
           Aggregate Class A-4 Note Distribution                              0.00000000                                       0.00

5.   (a)  Class A-5 Note Interest Distribution                                                           0.00
     (b)  Class A-5 Note Principal Distribution                                                          0.00
           Aggregate Class A-5 Note Distribution                              0.00000000                                      0.00

6.   (a)  Class A-6 Note Interest Distribution                                                           0.00
     (b)  Class A-6 Note Principal Distribution                                                          0.00
           Aggregate Class A-6 Note Distribution                              0.00000000                                      0.00

7.   (a)  Class A-7 Note Interest Distribution                                                     195,062.24
     (b)  Class A-7 Note Principal Distribution                                                  6,646,139.14
           Aggregate Class A-7 Note Distribution                            120.02107678                              6,841,201.38

8.   (a)  Class A-8 Note Interest Distribution                                                     441,291.67
     (b)  Class A-8 Note Principal Distribution                                                          0.00
           Aggregate Class A-8 Note Distribution                              5.19166667                                441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                     321,266.67
     (b)  Class A-9 Note Principal Distribution                                                          0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                     345,041.67
     (b)  Class A-10 Note Principal Distribution                                                          0.00
           Aggregate Class A-10 Note Distribution                             5.30833333                                345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                 244,679.31
     (b)  Class B Certificate Principal Distribution                                                      0.00
           Aggregate Class B Certificate Distribution                         5.45000000                                244,679.31

12. Servicer Payment

                                                            Page 1 of 4


    (a)  Servicing Fee                                                                             122,507.58
    (b)  Reimbursement of prior Monthly Advances                                                   138,687.25
         Total Servicer Payment                                                                                         261,194.83

13. Deposits to the Reserve Account                                                                                     369,622.47

Total Distribution Amount                                                                                            $8,824,297.99
                                                                                                                     =============




Reserve Account distributions:
--------------------------------------------
    (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                 47,422.56
    (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     322,199.91
    (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             5,002.99
    (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                 33,991.50
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                            $408,616.96
                                                                                                                       ===========

                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
      (a) Class A-1 Notes    @     5.598%                                                                0.00
      (b) Class A-2 Notes    @     5.852%                                                                0.00
      (c) Class A-3 Notes    @     5.919%                                                                0.00
      (d) Class A-4 Notes    @     6.020%                                                                0.00
      (e) Class A-5 Notes    @     6.050%                                                                0.00
      (f) Class A-6 Notes    @     6.130%                                                                0.00
      (g) Class A-7 Notes    @     6.140%                                                          195,062.24
      (h) Class A-8 Notes    @     6.230%                                                          441,291.67
      (i) Class A-9 Notes    @     6.320%                                                          321,266.67
      (j) Class A-10 Notes   @     6.370%                                                          345,041.67
                   Aggregate Interest on Notes                                                                        1,302,662.24
      (k) Class B Certificates @   6.540%                                                                               244,679.31

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                0.00
      (b) Class A-2 Notes                                                                                0.00
      (c) Class A-3 Notes                                                                                0.00
      (d) Class A-4 Notes                                                                                0.00
      (e) Class A-5 Notes                                                                                0.00
      (f) Class A-6 Notes                                                                                0.00
      (g) Class A-7 Notes                                                                                0.00
      (h) Class A-8 Notes                                                                                0.00
      (i) Class A-9 Notes                                                                                0.00
      (j) Class A-10 Notes                                                                               0.00
      (k) Class B Certificates                                                                           0.00




3.   Total Distribution of Interest                                        Cost per $1000
                                                                           --------------
      (a) Class A-1 Notes                                                     0.00000000                 0.00
      (b) Class A-2 Notes                                                     0.00000000                 0.00
      (c) Class A-3 Notes                                                     0.00000000                 0.00
      (d) Class A-4 Notes                                                     0.00000000                 0.00
      (e) Class A-5 Notes                                                     0.00000000                 0.00
      (f) Class A-6 Notes                                                     0.00000000                 0.00
      (g) Class A-7 Notes                                                     3.42214450           195,062.24
      (h) Class A-8 Notes                                                     5.19166667           441,291.67
      (i) Class A-9 Notes                                                     5.26666667           321,266.67
      (j) Class A-10 Notes                                                    5.30833333           345,041.67
                   Total Aggregate Interest on Notes                                                                  1,302,662.24
      (k) Class B Certificates                                                5.45000000                                244,679.31




                 PRINCIPAL                                                  No. of Contracts
--------------------------------------------                                ----------------
1.   Amount of Stated Principal Collected                                                        3,412,236.70
2.   Amount of Principal Prepayment Collected                                        150         2,886,049.97
3.   Amount of Liquidated Contract                                                    15           347,852.47
4.   Amount of Repurchased Contract                                                    0                 0.00

       Total Formula Principal Distribution Amount                                                                    6,646,139.14


5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                       0.00
        (b) Class A-2 Notes                                                                   0.0000000                       0.00
        (c) Class A-3 Notes                                                                   0.0000000                       0.00
        (d) Class A-4 Notes                                                                   0.0000000                       0.00



        (e) Class A-5 Notes                                                                   0.0000000                       0.00
        (f) Class A-6 Notes                                                                   0.0000000                       0.00
        (g) Class A-7 Notes                                                                   0.6688230              38,122,912.65
        (h) Class A-8 Notes                                                                   1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000              65,000,000.00
        (k) Class B Certificates                                                              1.0000000              44,895,285.54




6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00


7.   Principal Distribution                                                                    Cost per $1000
                                                                                               ---------------
        (a) Class A-1 Notes                                                                      0.00000000                   0.00
        (b) Class A-2 Notes                                                                      0.00000000                   0.00
        (c) Class A-3 Notes                                                                      0.00000000                   0.00
        (d) Class A-4 Notes                                                                      0.00000000                   0.00
        (e) Class A-5 Notes                                                                      0.00000000                   0.00
        (f) Class A-6 Notes                                                                      0.00000000                   0.00
        (g) Class A-7 Notes                                                                    116.59893228           6,646,139.14
        (h) Class A-8 Notes                                                                      0.00000000                   0.00
        (i) Class A-9 Notes                                                                      0.00000000                   0.00
        (j) Class A-10 Notes                                                                     0.00000000                   0.00
        (k) Class B Certificates                                                                 0.00000000                   0.00



8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00
        (e) Class A-5 Notes                                                                      0.0000000                    0.00
        (f) Class A-6 Notes                                                                      0.0000000                    0.00
        (g) Class A-7 Notes                                                                      0.5522241           31,476,773.51
        (h) Class A-8 Notes                                                                      1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                      1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000           65,000,000.00
        (k) Class B Certificates                                                                 1.0000000           44,895,285.54




                                                                                         Aggregate
              POOL DATA                                         No. of Contracts      Principal Balance
-------------------------------------------                     ----------------      ------------------

1.   Pool Stated Principal Balance as of       2/28/01                11,166            287,372,059.05



2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                             136              3,439,379.51                 1.197%
              (b) 60-89 Days                                              47              1,079,688.41                 0.376%
              (c) 90-119 Days                                             29                541,676.28                 0.188%
              (d) 120 Days +                                              78              2,378,094.93                 0.828%


3.   Contracts Repossessed during the Due Period                          12                385,263.13

4.   Current Repossession Inventory                                       28                913,516.00

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables         15                347,852.47
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                          175,778.99
                                                                                        ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   172,073.48

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    3,773,296.41

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                              863              12,972,101.08

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.205%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               94.834


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                      1.656%
    (b)  Delinquency Percentage Trigger in effect ?                                  NO

2.  (a)  Average Net Loss Ratio                              0.048%
    (b)  Net Loss Ratio Trigger in effect ?                                          NO
    (c)  Net Loss Ratio (using ending Pool Balance)          0.086%

3.  (a)  Servicer Replacement Percentage                     0.050%
    (b)  Servicer Replacement Trigger in effect ?                                    NO




               MISCELLANEOUS
--------------------------------------------
1.   Monthly Servicing Fees                                                                                             122,507.58

2.   Servicer Advances                                                                                                  271,623.23

3.    (a)  Opening Balance of the Reserve Account                                                                     8,973,952.83
      (b)  Deposits to the Reserve Account                                                       369,622.47
      (c)  Investment Earnings in the Reserve Account                                             38,994.52
      (d)  Distribution from the Reserve Account                                                (408,616.96)
      (e)  Ending Balance of the Reserve Account                                                                      8,973,952.86

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     281,292.38
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                         108,770.90
      (c)  Investment Earnings in the Pay-Ahead Account                                                0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                        (81,640.90)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      308,422.38